Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.14

AMENDMENT #8 to the

AMENDED AND RESTATED

COLLABORATION AND LICENSE AGREEMENT

This Amendment #8 to the Amended and Restated Collaboration and License Agreement (“Amendment #8”), effective December 18, 2020 (the “Amendment #8 Effective Date”), is by and between Pioneer Hi-Bred International, Inc., with headquarters at 7100 NW 62nd Avenue, PO Box 1014, Johnston, Iowa 50131-1014, USA (“Pioneer”), and Caribou Biosciences, Inc., located at 2929 7th St., Suite 105, Berkeley, California 94710 (“Caribou Bio”) (Caribou Bio and Pioneer, each individually a “Party,” and together the “Parties”).

WHEREAS, the Parties have a signed an Amended and Restated Collaboration and License Agreement dated July 13, 2015 (which, as of July 13, 2015, [***] as amended by Amendment #1 to the Amended and Restated Collaboration and License Agreement, dated January 21, 2016; Amendment #2 to the Amended and Restated Collaboration and License Agreement, dated July 18, 2016; Amendment #3 to the Amended and Restated Collaboration and License Agreement, dated March 13, 2017; Amendment #4 to the Amended and Restated Collaboration and License Agreement, dated June 26, 2017; Amendment #5 to the Amended and Restated Collaboration and License Agreement, dated May 26, 2018; Amendment #6 to the Amended and Restated Collaboration and License Agreement, dated June 2, 2019; and Amendment #7 to the Amended and Restated Collaboration and License Agreement, dated December 18, 2020 (collectively, the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment #8, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	All capitalized terms not defined in this Amendment #8 shall have the meanings set forth in the Agreement.

2.

Pioneer and Caribou Bio each acknowledge and agree that the Research Program ended on December 31, 2016 and that the Program IP resulting from the Research Program consists [***] of one patent family that is directed to CRISPR hybrid RNA-DNAs (chRDNAs) as set forth on Exhibit A attached hereto (the “chRDNA Patent Family”) and, as of the Amendment #8 Effective Date, the terms “Program IP,” “Program Intellectual Property,” and “Program Patents” shall refer only to the chRDNA Patent Family.

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4.	Section 1.50 of the Agreement is hereby deleted in its entirety and replaced with the following Section 1.50:

“1.50 “Revenue Product means a Licensed Product.”

5.	New Sections 1.64 and 1.65 are hereby added to the Agreement:

“1.64 “Revenue chRDNA Therapeutic Product” means a Licensed Product sold in the Therapeutic Field.

1.65 “Revenue chRDNA Product” means a therapeutic product produced directly from a Licensed Product sold in the Therapeutic Field.”

6.

Notwithstanding Section 4.2 of the Agreement and in exchange for consideration as set forth in Paragraph 10 below, Pioneer agrees to assign, and hereby does assign, to Caribou Bio and Caribou Bio hereby accepts all of Pioneer’s right, title, and interest in and to the Program IP (the “Assignment”). [***] Pioneer makes no representation or warranty, either express or implied, to any right, title, or interest transferred by the listed inventors of the Program IP to Caribou Bio.

7.

Pioneer’s existing exclusive rights to Program IP in the DuPont Pioneer Strategic Field and non-exclusive rights in the Shared Non-Exclusive Field and Shared Agricultural Non- Exclusive Field, and the ability to grant Sublicenses, as set forth in Section 6.2(a)(i)-(iv) of the Agreement, remain in full force and effect; and Caribou Bio’s existing exclusive rights to Program IP in the Caribou Bio Strategic Field and non-exclusive rights in the Shared Non-Exclusive Field, the Shared Agricultural Non-Exclusive Field, and for [***], and the ability to grant Sublicenses, as set forth in Section 6.2(b)(i)-(v) of the Agreement, remain in full force and effect.

8.	[***]

9.	[***]

10.	As consideration for the Assignment of the Program IP by Pioneer to Caribou Bio and the Covenant Not to Sue set forth above, Caribou Bio shall:

(a)	within thirty (30) calendar days of the Amendment #8 Effective Date, pay Pioneer an Assignment fee of Five Hundred Thousand U.S. Dollars ($500,000) [***];

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(c)

pay to Pioneer the commercial milestone payments set forth in Section 3.3(b)(i)(1)-(7), as applicable, of the Agreement for Revenue chRDNA Therapeutic Products of Caribou Bio, its Affiliates, or any Sublicensee under a Sublicense, as may be amended; except that (i) no commercial milestone payments shall be due for Revenue chRDNA Therapeutic Products of Caribou Bio Sublicensees under Sublicenses, as may be amended, entered into before the Amendment #8 Effective Date, as set forth on Exhibit C attached hereto, and [***]; and

(d)

pay to Pioneer the Sublicensing Revenues set forth in Section 3.3(c) of the Agreement in the Therapeutic Field for any Sublicensing Revenues received under a Sublicense for Revenue chRDNA Therapeutic Products and/or Revenue chRDNA Products, as such Sublicense may be amended, except that no Sublicensing Revenues shall be due for any Sublicense, as may be amended, entered into before the Amendment #8 Effective Date, as set forth on Exhibit C attached hereto.

11.	The payments due under Paragraph 10 above are subject to Section 9.2(b), as amended, of the Agreement.

12.	Except as explicitly set forth in this Amendment #8, no other terms of the Agreement are amended, and all other such terms of the Agreement shall remain in full force and effect.

13.

This Amendment #8 may be executed in any number of counterparts, including facsimile or scanned PDF documents. Each such counterpart, facsimile, or scanned PDF document shall be deemed an original instrument, and all of which, together, shall constitute one and the same executed Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment #8 to the Amended and Restated Collaboration and License Agreement to be executed by their respective authorized representatives.

Pioneer Hi-Bred International, Inc.		Caribou Biosciences, Inc.

By: Name: Title:	/s/ Neal Gutterson Neal Gutterson Chief Technology Officer	By: Name: Title:	/s/ Rachel E. Haurwitz Rachel E. Haurwitz President and CEO

Date:	December 22, 2020	Date:	December 21, 2020

Exhibit A

chRDNA Patent Family

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Exhibit B

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Exhibit C

Pre-Existing Sublicenses to Program IP

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